UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2018

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01. Regulation FD Disclosure.

On March 2, 2018 Vista Gold Corp. (the “Registrant”) issued a press release that announced the filing of a technical report and filed a technical report titled “NI 43-101 Technical Report – Mt. Todd Gold Project 50,000 tpd Preliminary Feasibility Study, Northern Territory, Australia,” with an issue date of March 2, 2018 (the “Technical Report”), with the securities regulatory authorities in Canada.  The Technical Report is hereby being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.2 to this Current Report on Form 8-K to satisfy the Registrant’s “public disclosure” obligations under Regulation FD of the SEC. The Technical Report was prepared in accordance with National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”) by Rex Clair Bryan, Ph.D., senior geostatistician with Tetra Tech, Inc.; Anthony Clark, P.E., senior mechanical engineer with Power Engineers, Inc.; Thomas L. Dyre, P.E., senior mining engineer with Mine Development Associates; Amy L. Hudson, Ph.D., CPG, REM, principal hydrogeologist/geochemist with Tetra Tech, Inc.; Chris Johns, M.Sc., P.Eng., senior consultant with Tetra Tech, Inc.; Benjamin S. Johnson, P.E., project manager with Tetra Tech, Inc.; Deepak Malhotra, Ph.D., president of Resource Development Inc.; Zvonimir Ponos, BE, MIEAust, CPeng.NER, general manager engineering with Coffey Services Australia Pty Ltd.; Guy Roemer, P.E., environmental engineer with Tetra Tech, Inc.; Vicki Scharnhorst, P.E., LEED AP, principal consultant with Tetra Tech, Inc.; D. Erik Spiller, QP, principal metallurgist with Tetra Tech, Inc.; Jessica I. Spriet, P.E., professional engineer with Tetra Tech, Inc.; Keith Thompson, CPG, PG, senior hydrogeologist with Tetra Tech, Inc., each of whom is a Qualified Person as defined by NI 43-101.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

A copy of the Technical Report is attached to this report as Exhibit 99.2.   In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Technical Report is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

The United States Securities and Exchange Commission (“SEC”) limits disclosure for U.S. reporting purposes to mineral deposits that a company can economically and legally extract or produce. The Technical Report uses the terms “proven reserves” and “probable reserves.”  Reserve estimates contained in the Technical Report are made pursuant to NI 43-101 standards in Canada and do not represent reserves under SEC Industry Guide 7 standards.  Under SEC Industry Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and all necessary permits and government approvals must be filed with the appropriate governmental authority.  Additionally, the Technical Report uses the terms “measured resources,” “indicated resources,” and “measured & indicated resources.”  We advise U.S. investors that while these terms are Canadian mining terms as defined in accordance with NI 43-101, such terms are not recognized under SEC Industry Guide 7 and normally are not permitted to be used in reports and registration statements filed with the SEC.  Mineral resources described in the Technical Report have a great amount of uncertainty as to their economic and legal feasibility. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant “reserves” as in-place tonnage and grade, without reference to unit measures. The term “contained gold ounces” used in this Technical Report is not permitted under the rules of the SEC.  “Inferred resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It cannot be assumed that any or all part of an inferred resource will ever be upgraded to a higher category. U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves

Item 9.01  Exhibits

99.1Press Release dated March 2, 2018*

99.2 NI-43-101 Technical Report – Mt. Todd Gold Project 50,000 tpd Preliminary Feasibility Study, Northern Territory, Australia, issue date March 2, 2018*

*The Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: March 7, 2018	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated March 2, 2018*

99.2 NI-43-101 Technical Report – Mt. Todd Gold Project 50,000 tpd Preliminary Feasibility Study, Northern Territory, Australia, issue date March 2, 2018*

*The Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.